UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

CAPTARIS, INC.

(Exact name of registrant as specified in its charter)

Washington	0-25186	91-1190085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10885 NE 4th Street, Suite 400

Bellevue, Washington 98004

(Address of principal executive offices, including zip code)

(425) 455-6000

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated October 30, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 30, 2003, Captaris, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the third quarter ended September 30, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

October 30, 2003	By:	/s/ PETER PAPANO

Peter Papano Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 30, 2003.